UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Chairman and Chief Executive Officer of Cardinal Health, Inc. (the “Company”), R. Kerry Clark, will address investors at the Lehman Brothers Eleventh Annual Global Healthcare Conference on March 19, 2008. At the conference, Mr. Clark will provide an update on the Company’s businesses and reaffirm fiscal 2008 non-GAAP earnings-per-share guidance. The slides accompanying Mr. Clark’s presentation are attached as Exhibit 99.1 to this report.

Mr. Clark’s remarks on March 19 are scheduled to begin at 9:00 a.m. EDT and will be webcast live. To access the webcast, go to the Investors page at http://www.cardinalhealth.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: March 18, 2008	By:	/s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Slide presentation.